Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Corning Incorporated Investment Plan (the “Plan”) on Form 11-K for the period ended December, 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah G. Lauper, Chair of the Benefits Committee of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 30, 2003	/s/ Deborah G. Lauper
Deborah G. Lauper
Chair
Benefits Committee

A signed original of this written statement required by Section 906 has been provided to Corning Incorporated and will be retained by Corning Incorporated.  This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Annual Report.